UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2026
Ategrity Specialty Insurance Company Holdings
(Exact name of registrant as specified in its charter)

Nevada	001-42695	82-4925734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9 West 57th Street, 33rd Floor
New York, NY 10019
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 509-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 10, 2026, Ategrity Specialty Insurance Company Holdings (the “Company”)issued a press release announcing certain preliminary financial results for the second quarter of 2026, which exceeded the Company’s previously communicated outlook. The Company expects to report record gross written premiums of more than $205 million, representing growth exceeding 22% year-over-year and accelerated market share gains relative to E&S stamping office benchmarks. The Company also expects to announce a combined ratio below 87%, outperforming the Company’s previously communicated guidance. Finally, the Company announced that it expects to report record diluted earnings per share of more than $0.60, exceeding current analyst consensus expectations of $0.47 per diluted share, with net income attributable to stockholders growing more than 75% year-over-year.
A copy of the press release issued in connection with the announcement is attached and furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On July 6, 2026, the Company determined not to renew the Employment Agreement, dated as of August 13, 2024 (the “Employment Agreement”), between the Company and Neelam Patel, the Company’s Chief Financial Officer. In connection with such determination, the Company delivered a written notice of non-renewal to Ms. Patel in accordance with the terms of the Employment Agreement. Accordingly, Ms. Patel’s employment with the Company will end on September 16, 2026 (the “Termination Date”). Ms. Patel ceased to serve as Chief Financial Officer of the Company effective as of July 6, 2026.
Appointment of Chief Financial Officer

On July 9, 2026, the Board appointed Neil Adler as Chief Financial Officer of the Company, effective immediately. On the effective date of his appointment, Mr. Adler also assumed the roles of principal financial officer and principal accounting officer of the Company, to succeed Ms. Patel.
Mr. Adler, 41, brings more than a decade of experience in finance and accounting. Since January 2026, he has served, and will continue to serve, as Chief Financial Officer of Zimmer Financial Services Group LLC. Mr. Adler has also served, and will continue to serve, as Chief Financial Officer of Zimmer Partners LP since August 2025. Previously, he served as Controller of Zimmer Partners, LP from January 2021 to July 2025. From January 2018 to January 2021, he served as Director of Accounting & Operations at Zimmer Partners LP. Prior to joining Zimmer Partners LP, Mr. Adler was a Tax Consultant at Deloitte from August 2014 to April 2016. Mr. Adler holds a Master’s degree in Accounting from Fairleigh Dickinson University and a Bachelor of Science in Liberal Arts and Sciences from Excelsior University. Mr. Adler is a Certified Public Accountant in the state of New Jersey.
The Company and Mr. Adler have entered into an employment offer letter, dated July 9, 2026, in connection with Mr. Adler‘s appointment as Chief Financial Officer (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Adler will receive an annual base salary of $200,000 per year.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 10, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Disclosure Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. You can identify forward-looking statements in this Current Report on Form 8-K by the use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” and “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could.” These forward-looking statements include, among others, statements relating to our expected financial results for the second quarter of 2026, including expected gross written premiums, diluted earnings per share, combined ratio and net income attributable to stockholders. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks, and changes in circumstances that are difficult to predict.
Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements included in this Current Report on Form 8-K as a result of various factors, including, among others: the risks and uncertainties discussed under the caption “Risk Factors” in our 2025 Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2026. Accordingly, you should read this Current Report on Form 8-K completely and with the understanding that our actual future results may be materially different from what we expect.
Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not have any obligation, and do not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information, future events, or otherwise. You should not place undue reliance on the forward-looking statements included in this Current Report on Form 8-K or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.
The preliminary financial information included in this Current Report on Form 8-K is based on management's current estimates and remains subject to the completion of the Company's customary quarter-end closing procedures and review.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEGRITY SPECIALTY INSURANCE COMPANY HOLDINGS

Date: July 10, 2026	By:	/s/ Justin Cohen
Justin Cohen
Chief Executive Officer